UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 26, 2005
BROOKS AUTOMATION, INC.
(Exact name of registrant as specified in its charter)
                       DELAWARE
(State or other jurisdiction of incorporation)

0-25434	04-3040660

(Commission File Number)	(IRS Employer Identification No.)

15 Elizabeth Drive, Chelmsford, MA	01824

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (978) 262-2400.
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
As reported on Form 8-K dated October 27, 2005, effective October 26, 2005, and pursuant to an Agreement and Plan of Merger dated as of July 11, 2005, as amended on August 29, 2005 (the “Merger Agreement”), by and among Brooks Automation, Inc., a Delaware corporation (“Brooks”), Helix Technology Corporation (“Helix”), a Delaware corporation, and Mt. Hood Corporation (“Mt. Hood”), a Delaware corporation and a direct wholly-owned subsidiary of Brooks, Mt. Hood has merged with and into Helix, with Helix being the surviving corporation (the “Merger”).
In connection with the Merger, each share of Helix common stock, par value $1.00 per share, other than shares held by Helix as treasury stock and shares held by Brooks and Mt. Hood, were cancelled and extinguished and automatically converted into the right to receive 1.11 (“Exchange Ratio”) shares of Brooks common stock, par value $.01 per share. In addition, at the effective time of the Merger, Brooks assumed all options then outstanding under Helix’s existing equity incentive plans, each of which now entitle the holder to purchase, to the extent exercisable, a number of shares of Brooks common stock (and at an exercise price) adjusted to reflect the Exchange Ratio.
This Form 8-K/A amends the current report on Form 8-K dated October 27, 2005 to include Item 9.01(a), Financial Statements of Businesses Acquired, and Item 9.01(b), Pro Forma Financial Information.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(a) Financial Statements of Businesses Acquired.
This historical consolidated financial statements of Helix, including Helix’s consolidated balance sheets at December 31, 2004 and 2003 and the consolidated statements of operations, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2004, which are in each case included in the Helix Annual Report on Form 10-K for the fiscal year ended December 31, 2004, are incorporated herein by reference.
The historical consolidated financial statements of Helix, including Helix’s consolidated balance sheet at July 1, 2005 and consolidated income statement and statement of cash flows for the six months ended July 1, 2005, which are in each case included in Helix’s Quarterly Report on Form 10-Q for the period ended July 1, 2005, are incorporated herein by reference.
(b) Pro Forma Financial Information.
The Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2005, the Unaudited Pro Forma Condensed Combined Statements of Operations for the Year Ended September 30, 2004 and for the Nine Months Ended June 30, 2005 and the Notes to the Unaudited Pro Forma Condensed Combined Financial Statements, which are in each case included in Brooks’ Registration Statement on Form S-4 (No. 333-127945), are incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKS AUTOMATION, INC.
/s/ Thomas S. Grilk
Date: January 9, 2006	Thomas S. Grilk
Senior Vice President, General Counsel and Secretary